                     IMCOR, The Portable Executive Company
                        100 Prospect Street, North Tower
                               Stamford, CT 07901

January 8, 1998

PERSONAL & CONFIDENTIAL

Mr. Geoffrey A. Thompson
Director
Magnavision Corporation
C/O Kohlberg & Co., LLC 111 Radio Circle
Mt. Kisco, NY 10546

Dear Jeff:

Through you as one of its Directors Magnavision Corporation ("Company") requested that IMCOR, a division or Norrell Services, Inc. ("IMCOR") locate an individual suuitable to Company to perform certain services as described below (the "Assignment"). Accordingly, we have introduced Robert E. Hoffman ("IMCOR Executive") to Company and Company has selected IMCOR Executive to perform the Assignment. This letter sets forth the Agreement between Company and IMCOR with respect to the services.

1. ASSIGNMENT

   The Assignment will be for IMCOR Executive to be available to Company to function as interim President. In that capacity, IMCOR Executive will be responsible to and report directly to the Board. IMCOR Executive has agreed to devote his full business time and attention to the Assignment and to be available to Company during the entire Assignment.

2. ASSIGNMENT PERIOD

   a) The Assignment Period shall begin on January 8, 1998 and shall continue through April 30, 1998 unless terminated or extended as provided below.

   b) Company may terminate the Assignment (i) by hiring IMCOR Executive as an employee; or (ii) by giving 30 days' advance written notice on March 31, 1998 or thereafter to IMCOR and IMCOR Executive of Company's intent to terminate the assignment; or (iii) if, in Company's reasonable opinion, IMCOR Executive is not performing to Company's requirements.

   c) In the event that Company elects to engage IMCOR Executive to perform services in addition to those required with respect to the Assignment or desires to extend the Assignment Period beyond the date set forth above. Company shall contract for IMCOR Executive's services through IMCOR at fees to be mutually agreed upon by Company and IMCOR.

Mr. Geoffrey A. Thompson                                       January 9, 1998

   d) In the event Company retains IMCOR Executive on an interim basis to provide services starting within 12 months after the Assignment or an extension thereof has been completed. Company shall contract for IMCOR Executive's services through IMCOR at fees to be mutually agreed upon by the Company and IMCOR.

   e) At any time during the Assignment Period (or any extensions thereof which have been agreed upon by Company, IMCOR Executive, and IMCOR), Company may freely negotiate with and hire IMCOR Executive as an employee provided Company first gives IMCOR written notice of its intent to do so and compensate IMCOR in connection with the employment of IMCOR Executive pursuant to the terms and conditions contained in paragraph 3(d) below.

3. COMPENSATION AND PAYMENT TERMS

   a) Company will pay IMCOR $17,500 per month in Assignment Fees, which will include IMCOR Executive's and IMCOR's Fees. These fees are based on IMCOR Executive being available to Company during working hours which are normal for a President.

   b) At the beginning of the Assignment, Company will deposit $17,500 with IMCOR. Thereafter, IMCOR will invoice Company for Assignment Fees and sales tax, if any, to be paid on or before the 20th day of each month. For any partial month, IMCOR will invoice based on a twenty-two business day month. An invoice for the first month's Assignment Fees is enclosed. At the end of the Assignment, IMCOR will apply the deposit against the final invoices, and any balance will be refunded to Company.

   c) Company agrees to promptly reimburse IMCOR Executive for business expenses following presentation by IMCOR Executive of appropriate vouchers and/or supporting documents as reasonably requested by Company. Company also agrees to promptly reimburse IMCOR Executive for the incremental travel and interim living expenses specified in Addendum A to this Agreement.

   d) In the event that Company wishes to negotiate with and hire IMCOR Executive as an employee at any time during either the initial Assignment or its extensions, or within a 12 month period after the completion of this Assignment, Company will notify IMCOR of its intentions and shall pay IMCOR a Conversion Fee on the first day of IMCOR Executive's employment.

      The Conversion Fee is 30% of IMCOR Executive's Total Annual Compensation for the

Mr. Geoffrey A. Thompson                                         January 9, 1998

      first 12 months of employment. The Conversion Fee percentage will be reduced by 5% for each three full months of the interim Assignment until it reaches 10%.

   e) Company will pay IMCOR a performance bonus of up to 20% of Assignment Fees based upon achievement of goals mutually agreed upon by Company, IMCOR, and IMCOR Executive at the start of the Assignment and to be described in an attached as Addendum B to this Agreement. This bonus shall be paid as specified in Addendum B.

4. IMCOR DUTIES AND RESPONSIBILITIES

   a) IMCOR has acted as an intermediary between Company and IMCOR Executive. For the duration of the Assignment, IMCOR will be responsible only for administrative matters which consist of:

      i) liaison with Company concerning IMCOR Executive's services, including the signing of a contract for IMCOR Executive's services;

      ii) the collection of fees from Company and disbursement of the fees to be paid IMCOR Executive;

      iii) withholding and paying of all statutory payroll taxes; and

      iv) if requested by Company, identifying and introducing, on reasonable notice from Company and on mutually agreeable terms, a replacement for IMCOR Executive should IMCOR Executive for any reason be unable to perform or complete the Assignment; accordingly, the Assignment Fees specified in paragraph 3(a) will not be payable for any days when an IMCOR Executive is not working.

  b) The relationship between Company and IMCOR is one between Company and an independent contractor. The relationship between Company and IMCOR Executive is one between Company and independent contractor and not one between Company and an employee. As a result, IMCOR Executive shall not be entitled to any employee benefits from Company during the term of this Assignment. IMCOR agrees to save harmless Company from liability for employee benefits, statutory withholding or payroll taxes with respect to the Company's relationship with IMCOR Executive during the term of this Assignment.


5. COMPANY'S DUTIES AND RESPONSIBILITIES

   a) Company, through its own inquiries and interviews with IMCOR Executive, is satisfied that IMCOR Executive has the skills, experience and professional qualifications to complete the Assignment. Company shall be responsible for defining the Assignment with IMCOR Executive, supervising IMCOR Executive's actions and monitoring IMCOR Executive's performance. Company shall provide IMCOR Executive with such support, including the cooperation of the Company's personnel and access to Company's records, as is necessary or appropriate to enable IMCOR Executive to complete the Assignment during the Assignment Period.

Mr. Geoffrey A. Thompson                                         January 9, 1998

   b) Company will provide a level of indemnification and coverage under any applicable employee's, officer's, or director's liability guidelines, bylaws or insurance policies for IMCOR Executive's actions as the Company's President to the same extent and with the same rights as if IMCOR Executive were employed directly as an employee of Company.

   c) Company agrees to indemnify and hold harmless IMCOR and its employees, officers, directors and shareholders from any and all liabilities, costs or damages (including attorneys' fees) that may arise from the services rendered by IMCOR Executive on this Assignment or any extensions thereof, except for the gross negligence or willful misconduct of IMCOR.

6. CONFIDENTIALITY

   IMCOR and IMCOR Executive agree that they shall not disclose to any person or otherwise use or exploit any information or knowledge relating to Company or its business obtained by them at any time as a consequence of this Assignment, except to the extent necessary to perform the Assignment hereunder. This shall not apply to information which is, or shall be, available from third parties who do not have a confidentiality relationship with Company.

This letter and its addends constitute the entire Agreement between Company and IMCOR. This Agreement may not be changed orally. The paragraph headings in this Agreement are for reference purposes only and shall not in any way affect the interpretation of this Agreement. This Agreement shall be governed by and construed under the laws of the State of Connecticut. Company and its directors, officers, and employees agree to submit to the jurisdiction of the Courts of the State of Connecticut, Fairfield County, with respect to any dispute arising in connection with this Agreement.

Mr. Geoffrey A. Thompson                                         January 9, 1998


If the above terms are acceptable, please sign and return to me the enclosed copy of this Agreement with a check for $17,500 to signify Company's acceptance of this Agreement.

Sincerely yours,

IMCOR, a division of Norrell Services, Inc.             IMCOR Assignment #4479



By:
   -------------------------                          -------------------------
    Jeffrey R. Belitz                                             Date
    Chief Financial Officer

ACCEPTED AND AGREED:

Magnavision Corporation


By:
   -------------------------                          -------------------------
    Geoffrey A. Thompson                                          Date
    Director

Mr. Geoffrey A. Thompson                                         January 9, 1998

Geoffrey A. Thompson                                        January 9, 1998



                                   ADDENDUM A


This is Addendum A to the Letter of Agreement between IMCOR and Magnavision Corporation ("Company") dated January 9, 1998.

1. It is hereby agreed that Company will reimburse IMCOR Executive for travel expenses between his Virginia Beach, VA home and Wall, NJ for one round trip per week. It is acceptable that IMCOR Executive may use the expenses either for his own travel to and from his home, or for a family member to use them for a visit with IMCOR Executive in Wall, NJ.

2. Company will provide IMCOR Executive with lodging (including telephone) in Wall, NJ, either in a furnished condominium, home, apartment, or hotel suite, to be selected by IMCOR Executive with Jeff Thompson's approval. Rental payments for such lodging should be paid for by IMCOR Executive and will be reimbursed by Company.

3. Company will reimburse IMCOR Executive for expenses related to his automobile at the rate per mile allowed by the Internal Revenue Service.

4. Company will reimburse normal incremental living expenses, e.g., meals, laundry, etc. to IMCOR Executive for the work days in Wall, NJ after submission of the Company's normal expense report.

The foregoing Addendum A is hereby agreed and signed in duplicate as of _______.

IMCOR, a division of Norrell Services, Inc.              IMCOR Assignment #4479


--------------------------
Jeffrey R. Belitz
Chief Financial Officer


Magnavision Corporation


---------------------------
Geoffrey A. Thompson
Director

READ & AGREED TO:___________________________________
                            Robert E. Hoffman

Mr. Geoffrey A. Thompson                                        January 9, 1998



                                   ADDENDUM B



This is Addendum B to the Letter of Agreement between IMCOR and Magnavision Corporation dated January 9, 1998.

         The criteria for awarding the Performance Bonus specified in Paragraph 3(e) will be attached here before January 31, 1998. The bonus, if earned, will be paid upon completion of the Assignment.

The foregoing Addendum B is hereby agreed and signed in duplicate as of________.


IMCOR, a division of Norrell Services, Inc.              IMCOR Assignment #4479


--------------------------
Jeffrey R. Belitz
Chief Financial Officer


Magnavision Corporation


---------------------------
Geoffrey A. Thompson
Director

READ & AGREED TO:
---------------------------
Robert E. Hoffman

                                                               January 9, 1998

                               [IMCOR LETTERHEAD]

PERSONAL & CONFIDENTIAL

Mr. Geoffrey A. Thompson
Director
Magnavision Corporation
C/O Kohlberg & Co., LLC 111 Radio Circle
Mt. Kisco, NY 10546

Dear Jeff:


Through you as one of its Directors Magnavision Corporation ("Company") requested that IMCOR, a division of Norrell Services, Inc. ("IMCOR") locate an individual suitable to Company to perform certain services as described below (the "Assignment"). Accordingly, we have introduced Robert E. Hoffman ("IMCOR Executive") to Company and Company has selected IMCOR Executive to perform the Assignment. This letter sets forth the Agreement between Company and IMCOR with respect to the services.

1. ASSIGNMENT

   The Assignment will be for IMCOR Executive to be available to Company to function as interim President. In that capacity, IMCOR Executive will be responsible to and report directly to the Board. IMCOR Executive has agreed to devote his full business time and attention to the Assignment and to be available to Company during the entire Assignment.

2. ASSIGNMENT PERIOD

   a) The Assignment Period shall begin on January 8, 1998 and shall continue through April 30, 1998 unless terminated or extended as provided below.

   b) Company may terminate the Assignment (i) by hiring IMCOR Executive as an employee; or (ii) by giving 30 days' advance written notice on March 31, 1998 or thereafter to IMCOR and IMCOR Executive of Company's intent to terminate the assignment; or (iii) if, in Company's reasonable opinion, IMCOR Executive is not performing to Company's requirement.

   c) In the event that Company elects to engage IMCOR Executive to perform services in addition to those required with respect to the Assignment or desires to extend the Assignment Period beyond the date set forth above. Company shall contract for IMCOR Executive's services through IMCOR at fees to be mutually agreed upon by Company and IMCOR.

[IMCOR LETTERHEAD]


Mt. Geoffrey A. Thompson                                       January 9, 1998

   d) In the event Company retains IMCOR Executive on an interim basis to provide services starting within 12 months after the Assignment or an extension thereof has been completed, Company shall contract for IMCOR Executive's services through IMCOR at fees to be mutually agreed upon by the Company and IMCOR.

   e) At any time during the Assignment Period (or any extensions thereof which have been agreed upon by Company, IMCOR Executive, and IMCOR), Company may freely negotiate with and hire IMCOR Executive as an employee provided Company first gives IMCOR written notice of its intent to do so and compensates IMCOR in connection with the employment of IMCOR Executive pursuant to the terms and conditions contained in paragraph 3(d) below.

3. COMPENSATION AND PAYMENT TERMS

   a) Company will pay IMCOR $17,500 per month in Assignment Fees, which will include IMCOR Executive's and IMCOR's Fees. These fees are based on IMCOR Executive being available to Company during working hours which are normal for a President.

   b) At the beginning of the Assignment Company will deposit $17,500 with IMCOR. Thereafter IMCOR will invoice Company for Assignment Fees and sales tax if any to be paid on or before the 20th day of each month. For any partial month, IMCOR will invoice based on a twenty-two business day month. An invoice for the first month's Assignment Fees is enclosed. At the end of the Assignment, IMCOR will apply the deposit against the final invoices, and any balance will be refunded to Company.

   c) Company agrees to promptly reimburse IMCOR Executive for business expenses following presentation by IMCOR Executive of appropriate vouchers and/or supporting documents as reasonably requested by Company. Company also agrees to promptly reimburse IMCOR Executive for the incremental travel and interim living expenses specified in Addendum A to this agreement.

   d) In the event that Company wishes to negotiate with and hire IMCOR Executive as an employee at any time during either the initial Assignment or its extensions, or within a 12 month period after the completion of this Assignment, Company will notify IMCOR of its intentions and shall pay IMCOR a Conversion Fee on the first day of IMCOR Executive's employment.

[IMCOR LETTERHEAD]


Mt. Geoffrey A. Thompson                                       January 9, 1998

   The Conversion Fee is 30% of IMCOR Executive's Total Annual Compensation for the first 12 months of employment. The Conversion Fee percentage will be reduced by 5% for each three full months of the interim Assignment until it reaches 10%.

   e) Company will also pay IMCOR a performance bonus of up to 20% of Assignment Fees based upon achievement of goals mutually agreed upon by Company, IMCOR and IMCOR Executive at the start of the Assignment and to be described in and attached as Addendum B to this Agreement. This bonus shall be paid as specified in Addendum B.

4. IMCOR DUTIES AND RESPONSIBILITIES

   a) IMCOR has acted as an intermediary between Company and IMCOR Executive. For the duration of the Assignment, IMCOR will be responsible only for administrative matters which consist of:

       i) liaison with Company concerning IMCOR Executive's services including the signing of a contract for IMCOR Executive's services;

      ii) the collection of fees from Company and disbursement of the fees to be paid IMCOR Executive;

     iii) withholding and paying of all statutory payroll taxes; and

      iv) if requested by Company, indentifying and introducing, on reasonable notice from Company and on mutually agreeable terms, a replacement for IMCOR Executive should IMCOR Executive for any reason be unable to perform or complete the Assignment accordingly, the Assignment Fees specified in paragraph 3(a) will not be payable for any days when an IMCOR Executive is not working.

   b) The relationship between Company, and IMCOR is one between Company and an independent contractor. The relationship between Company and IMCOR Executive is one between Company and independent contractor and not one between Company and an employee. As a result, IMCOR Executive shall not be entitled to any employee benefits from Company during the term of this Assignment. IMCOR agrees to save harmless Company from liability for employee benefits, statutory withholding or payroll taxes with respect to the Company's relationship with IMCOR Executive during the term of this Assignment.

[IMCOR LOGO]

Mr. Geoffrey A. Thompson                                         January 9, 1998


5. COMPANY'S DUTIES AND RESPONSIBILITIES

   a) Company, through its own inquiries and interviews with IMCOR Executive, is satisfied that IMCOR Executive has the skills, experience and professional qualifications to complete the Assignment. Company shall be responsible for defining the Assignment with IMCOR Executive, supervising IMCOR Executive's actions and monitoring IMCOR Executive's performance. Company shall provide IMCOR Executive with such support, including the cooperation of the Company's personnel and access to Company's records, as is necessary or appropriate to enable IMCOR Executive to complete the Assignment during the Assignment Period.

   b) Company will provide a level of indemnification and coverage under any applicable employee's, officer's, or director's liability guidelines, bylaws or insurance policies for IMCOR Executive's actions as the Company's President to the same extent and with the same rights as if IMCOR Executive were employed directly as an employee of Company.

   c) Company agrees to indemnify and hold harmless IMCOR and its employees, officers, directors and shareholders from any and all liabilities, costs or damages (including attorneys' fees) that may arise from the services rendered by IMCOR Executive on this Assignment or any extensions thereof, except for the gross negligence or willful misconduct of IMCOR.

6. CONFIDENTIALITY

   IMCOR and IMCOR Executive agree that they shall not disclose to any person or otherwise use or exploit any information or knowledge relating to Company or its business obtained by them at any time as a consequence of this Assignment, except to the extent necessary to perform the Assignment hereunder. This shall not apply to information which is, or shall be, available from third parties who do not have a confidentiality relationship with Company.

This letter and its addends constitute the entire Agreement between Company and IMCOR. This Agreement may not be changed orally. The paragraph headings in this Agreement are for reference purposes only and shall not in any way affect the interpretation of this Agreement. This Agreement shall be governed by and construed under the laws of the State of Connecticut. Company and its directors, officers, and employees agree to submit to the jurisdiction of the Courts of the State of Connecticut, Fairfield County, with respect to any dispute arising in connection with this Agreement.

[IMCOR LOGO]

Mr. Geoffrey A. Thompson                                         January 9, 1998


If the above terms are acceptable, please sign and return to me the enclosed copy of this Agreement with a check for $17,500 to signify Company's acceptance of this Agreement.

Sincerely yours,

IMCOR, a division of Norrell Services, Inc.             IMCOR Assignment #4479



By: /s/ Jeffrey R. Belitz                               January 9, 1998
   -------------------------                          -------------------------
    Jeffrey R. Belitz                                             Date
    Chief Financial Officer

ACCEPTED AND AGREED:

Magnavision Corporation


By:
   -------------------------                          -------------------------
    Geoffrey A. Thompson                                          Date
    Director

[IMCOR LOGO]

Mr. Geoffrey A. Thompson                                         January 9, 1998



                                   ADDENDUM A

This is Addendum A to the Letter of Agreement between IMCOR and Magnavision Corporation ("Company") dated January 9, 1998.

1. It is hereby agreed that Company will reimburse IMCOR Executive for travel expenses between his Virginia Beach, VA home and Wall, NJ for one round trip per week. It is acceptable that IMCOR Executive may use the expenses either for his own travel to and from his home, or for a family member to use them for a visit with IMCOR Executive in Wall, NJ.

2. Company will provide IMCOR Executive with lodging (including telephone) in Wall, NJ, either in a furnished condominium, home, apartment, or hotel suite, to be selected by IMCOR Executive with Jeff Thompson's approval. Rental payments for such lodging should be paid for by IMCOR Executive and will be reimbursed by Company.

3. Company will reimburse IMCOR Executive for expenses related to his automobile at rate per mile allowed by the Internal Revenue Service,

4. Company will reimburse normal incremental living expenses, e.g., meals, laundry, etc. to IMCOR Executive for the work days in Wall, NJ after submission of the Company's normal expense report.

The foregoing Addendum A is hereby agreed and signed in duplicate as of
_____________________.

IMCOR, a division of Norrell Services, Inc.               IMCOR Assignment #4479


/s/ Jeffrey R. Belitz
--------------------------------------------
Jeffrey R. Belitz
Chief Financial Officer

Magnavision Corporation



--------------------------------------------
Geoffrey A.Thompson
Director

READ & AGREED TO: -------------------------------------------
                                Robert E. Hoffman

[IMCOR LOGO]

Mr. Geoffrey A. Thompson                                         January 9, 1998


                                   ADDENDUM B


This is Addendum B to the Letter of Agreement between IMCOR and Magnavision Corporation dated January 9, 1998.





           The criteria for awarding the Performance Bonus spcified in Paragraph 3(e) will be attached here before January 31, 1998. The bonus, if earned, will be paid upon completion of the Assignment.


The foregoing Addendum B is hereby agreed and signed in duplicate as of________________.


IMCOR, a division of Norrell Services, Inc.               IMCOR Assignment #4479


/s/ Jeffrey R. Belitz
--------------------------------
Jeffrey R. Belitz
Chief Financial Officer



Magnavision Corporation



--------------------------------
Geoffrey A. Thompson
Director


READ & AGREED TO:


--------------------------------
Robert E. Hoffman

                            Nicholas Mastrorilli, Sr.
                             The Wedgewood Building
                           1725 Highway 35 -- Suite B
                             Wall, New Jersey 07719

                                                                 January 8, 1998

VIA FACSIMILE

Board of Directors
Magnavision Corporation

Attention: Mr. A. Geoffrey Thompson

Gentlemen:

      As you are aware, the undersigned is an officer, director and controlling stockholder of Cacomm, Inc. ("Cacomm"). Cacomm, as you are also aware, is a significant stockholder of Magnavision Corporation ("Magnavision"), and is a party to a certain Stockholders Agreement dated as of May 8, 1997 (the "Stockholders Agreement"), and the undersigned, individually, is a party to a certain employment agreement with Magnavision dated May 8, 1997 ("Employment Agreement").

      As you have been advised, The Grand MMDS Alliance, of which Cacomm is a partner, has recently been granted a license ("License") by the Federal Communications Commission ("FCC") to construct and operate the four (4) "F" Group wireless cable frequencies in the New York Market, which License is subject to various provisions and conditions, one of which requires that the License be utilized so as to effectuate transmissions on the air in the New York Market (the "License Territory") in the immediate future. Cacomm currently has no employees but is owned by approximately one hundred (100) shareholders to whom the undersigned, as an officer, director and signficant shareholder, has fiduciary responsibilities.

      As a result of the foregoing, I have come to the conclusion that it is necessary for me to utilize a substantial portion of my time and attention, in the fulfillment of such fiduciary responsibilities, to develop the wireless cable business of Cacomm. In order to do so it will be impossible for me to function as Chief Executive Officer of Magnavision and given the potential conflicts of interest between two entities that may compete in the New York Market on the Internet, Intranet or related wireless cable business, I do not believe that it is appropriate for me to remain as an employee or an officer or director of Magnavision while launching competitive activities on behalf of Cacomm. As a result, and subject to your acceptance of the terms set forth below, I hereby resign as an officer, director and employee of Magnavision, effective immediately. Such resignation is subject to the following:

1. Magnavision agrees to pay me, in accordance with current practices, my current base salary, including all health benefits up to the sum of $500 per month, for the period ending January 8, 1999. In addition, the vesting of 10,765 options granted to me as set forth on Schedule 7(g) of that certain Exchange Agreement dated as of May 8, 1997 shall not be affected by the actions taken pursuant to this letter and shall remain in full force and effect in accordance with the terms thereof, which terms have not yet been determined and are to be embodied in a Management Incentive Option Plan and related Option Agreement to be drafted in the future.

2. Magnavision may only terminate such compensation and benefits (other than the vested options) if, during the period ending January 8, 1999, I

      (a) became employed by another firm, other than Cacomm or its subsidiaries;

      (b) enter into a formal employment or consulting agreement with another firm engaged in wireless or private cable business, other than Cacomm or its subsidiaries; or

      (c) induce an employee, customer, prospect, supplier or licensee to change his/her relationship with Magnavision.

3. Magnavision agrees to issue a press release announcing the substance of this letter agreement substantially in the form attached.

If the foregoing is acceptable to the Board of Directors of Magnavision, this letter agreement shall be deemed to supersede the relevant provisions of the Stockholders Agreement and the Employment Agreement, the remaining provisions thereof, to the extent applicable, to remain in full force and effect. With respect to Section 2 of the Stockholders Agreement, on behalf of Cacomm, I am authorized to advise you that Cacomm will permit the new Chief Executive Officer of Magnavision to be chosen by the Board ("New CEO") to occupy one of the three
(3) seats on the Board of Directors to which Cacomm is entitled to designate, including the right to membership on the Audit, Compensation and Executive Committees of the Board of Directors of Magnavision, as the representative of the "Management Directors", as the quoted term is defined in the Stockholders Agreement; provided, however, that Cacomm shall have the right to appoint one of its designees as an additional member of each such committee. Cacomm will not, however, during the period that I have a conflict of interest, appoint the undersigned as one of its designees to the Board of Directors of Magnavision. It is understood however that such rights granted to the new CEO are to revert to Cacomm at the earlier of such time as (i) the "Investor Stock" (as such term is defined in the Stockholders Agreement) represents less than 20% of the fully diluted common stock of Magnavision, (ii) the entire Board shall consist of more than seven (7) persons, and (iii) the holders of the KOCO Stock shall, in the aggregate, have the right to designate less than four (4) members of the Board of Directors of Magnavision.

As you know, members of my family remain as officers, directors, shareholders and employees of Magnavision and I have a vested interest in the economic success of Magnavision. Should you wish to call upon me for strategic or other advice based upon my experience in Magnavision's business, please feel free to do so. I wish you all the best.

Sincerely,


Nicholas Mastrorilli, Sr.

Agreed and Accepted
Magnavision Corporation

By
   -----------------------------